UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 22, 2014
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-8993	94-2708455
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.
White Mountains Insurance Group, Ltd. (the “Company”) held its 2014 Annual General Meeting of Members (the “2014 Annual Meeting”) on May 22, 2014 in Bermuda.

As of April 1, 2014, the record date for the 2014 Annual Meeting, a total of 6,174,386 common shares were eligible to vote; however, in accordance with the Company’s Bye-laws, direct and constructive holders of common shares whose votes would otherwise confer 10% or more of the votes conferred by all the issued shares of the Company are subject to a cut-back that reduces their total voting power to under 10%. The results of the vote, after applying the voting cut-backs which are required by the Company’s Bye-laws, are presented below.

Proposal 1 - Election of the Class II Directors to a term ending in 2017.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Raymond Barrette	4,144,764	128,701	423,545
Yves Brouillette	4,217,535	55,930	423,545
John D. Gillespie	3,824,997	448,468	423,545

Proposal 2 - Election of Directors of Sirius International Insurance Corporation.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Monica Cramér-Manhem	4,268,445	5,020	423,545
Jeffrey Davis	4,268,513	4,952	423,545
Lars Ek	4,268,595	4,870	423,545
Brian E. Kensil	4,268,598	4,867	423,545
Jan Onselius	4,268,592	4,873	423,545
Göran A. Thorstensson	4,268,591	4,874	423,545
Allan L. Waters	4,268,713	4,752	423,545

Proposal 3 - Election of Directors of HG Re Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Sheila E. Nicoll	4,268,767	4,698	423,545
Kevin Pearson	4,268,434	5,031	423,545
Warren J. Trace	4,268,434	5,031	423,545
Allan L. Waters	4,268,538	4,927	423,545

Proposal 4 - Election of Directors of White Mountains Life Reinsurance (Bermuda) Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Jennifer L. Pitts	4,268,943	4,522	423,545
Christine H. Repasy	4,268,942	4,523	423,545
Warren J. Trace	4,268,462	5,003	423,545
Allan L. Waters	4,268,307	5,158	423,545

Proposal 5 - Election of Directors of White Shoals Re Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Christine H. Repasy	4,268,712	4,753	423,545
Warren J. Trace	4,268,224	5,241	423,545
Allan L. Waters	4,268,319	5,146	423,545

Proposal 6 - Election of Directors of Star Re Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Christine H. Repasy	4,268,553	4,912	423,545
Göran A. Thorstensson	4,268,552	4,913	423,545
Warren J. Trace	4,268,446	5,019	423,545
Allan L. Waters	4,268,408	5,057	423,545

Proposal 7 - Election of Directors of Alstead Reinsurance (SAC) Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Raymond Barrette	4,268,469	4,996	423,545
David Foy	4,268,287	5,178	423,545
Sheila E. Nicoll	4,268,765	4,700	423,545
Jennifer L. Pitts	4,268,759	4,706	423,545

Proposal 8 - Election of Directors of White Mountains Re Sirius Capital Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Michael Dashfield	4,268,337	5,128	423,545
Lars Ek	4,268,548	4,917	423,545
Göran A. Thorstensson	4,268,595	4,870	423,545
Allan L. Waters	4,268,529	4,936	423,545

Proposal 9 - Election of Directors of Split Rock Insurance, Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Christopher Garrod	4,268,341	5,124	423,545
Sarah A. Kolar	4,268,379	5,086	423,545
Sheila E. Nicoll	4,268,596	4,869	423,545
John C. Treacy	4,268,607	4,858	423,545

Proposal 10 - Election of Directors for any new non-United States operating subsidiary.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Raymond Barrette	4,268,541	4,924	423,545
David T. Foy	4,268,154	5,311	423,545
Jennifer L. Pitts	4,268,627	4,838	423,545
Warren J. Trace	4,268,417	5,048	423,545

Proposal 11 - Approval of the advisory resolution on executive compensation.

Votes FOR	Votes Against	Abstained	Broker Non-votes
4,171,472	70,735	31,258	423,545

Proposal 12 - Approval of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2014.

Votes FOR	Votes Against	Abstained
4,683,906	10,738	2,366

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
DATED: May 27, 2014	By:	/s/ J. BRIAN PALMER J. Brian Palmer Vice President and Chief Accounting Officer